SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 6, 2006

                          AMERICANA DISTRIBUTION, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         Colorado                     000-25783                84-1453703
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.) (IRS EMPLOYEE INCORPORATION
     OF ORGANIZATION)                                   OR IDENTIFICATION NO.)

                            c/o Anslow & Jaclin, LLP
                             195 Route 9, Suite 204
                               Manalapan, NJ 07726
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 ( 973)726-5240
                            (ISSUER TELEPHONE NUMBER)

                            (FORMER NAME AND ADDRESS)

         ===============================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 5, 2006, the Company's subsidiary, Americana Licensing, Inc., effectuated a stock purchase agreement and share exchange with R&R Licensing Holdings, Inc. pursuant to which Americana Licensing acquired all of the issued and outstanding shares of R&R Licensing. In consideration for all of the shares of R&R Licensing, Americana Licensing issued shares equal to eighty (80%) percent of the issued and outstanding shares of Americana Licensing to the R&R Licensing shareholders. Pursuant to the agreement, R&R Licensing became a wholly owned subsidiary of Americana Licensing.

ITEM 2.01  COMPLETION OF  ACQUISITION  OR DISPOSITION OF ASSETS

On April 5, 2006, the Company's subsidiary, Americana Licensing, Inc., effectuated a stock purchase agreement and share exchange with R&R Licensing, Inc. pursuant to which Americana Licensing acquired all of the issued and outstanding shares of R&R Licensing. In consideration for all of the shares of R&R Licensing, Americana Licensing issued shares equal to eighty (80%) percent of the issued and outstanding shares of Americana Licensing to the R&R Licensing shareholders. Pursuant to the agreement, R&R Licensing became a wholly owned subsidiary of Americana Licensing. The following sets the business plan for R&R
Licensing:

R & R Licensing Holdings Inc. is a license and royalty management company. The company's main focus is the implementation and expansion of comprehensive licensing programs designed to maximize royalty income for its clients. The company manages all aspects of royalty collection and distribution for its clients and sells licenses on their behalf. In addition, the company manages licensing programs for corporations, brand owners, celebrities, athletes, inventors, artists, and designers.

Based in New York City, the company possesses extensive resources to help in the successful building of major brands, trademarks, products, characters, inventions and more. The company has established itself as a leader in licensing world heritage brands based on museum and palace properties, including the Historic Royal Palaces of England and the St. Petersburg Russian Museum Collection. Additionally, the company manages licensing programs for children's, corporate, celebrity, and other brands. R&R Licensing Holdings, Inc. was founded by pioneers of the licensing and other industries with a history reaching back over 30 years.

In accordance with the Agreement, the current directors of Americana Licensing resigned and Richard Blank, William Sherman and Robert Greener were appointed to the Board of Directors of Americana Licensing with Richard Blank appointed as Chairman of the Board of Directors. In addition, the current officers of Americana Licensing resigned and Richard Blank was appointed as Chief Executive Officer and Vice President; William Sherman was appointed as Chief Financial Officer and Treasurer and Robert Greener was appointed as President and Secretary.

Richard Blank, Chief Executive Officer, Vice President and Chairman of the Board of Directors

Mr. Blank has been in the licensing community for over twenty-five years. Over the course of his career, his efforts resulted in several million dollars for his clients. Mr. Blank's track record earned him the appointment as Vice President and Secretary of the International Licensing Industry Merchandisers' Association, the organization responsible for overseeing the over $165 billion dollar licensing industry. Some of the companies and individuals with whom Mr. Blank has negotiated licensing deals include Hasbro, Mattel, Nabisco, Random House, 20th Century Fox, Michael Jackson, Roy Rogers, and artist Peter Max. These successful relationships established Mr. Blank as a prominent player in the licensing world and earned him the highest respect among major companies, inventors, manufacturers and famous personalities.

In addition to being a licensing executive, Mr. Blank is also an attorney. The areas of practice that Mr. Blank primarily focuses on are: Licensing, Sports and Entertainment, Intellectual Property, Copyright and Trademark, Publishing, Television, Marketing and Technology. Listed in Marquis' "Who's Who in America".

William Sherman, Chief Financial Officer, Treasurer and Director

Mr. Sherman has over 16 years of experience in business planning and development. As a consultant for a variety of industries, he has developed comprehensive plans for product and service distribution. Mr. Sherman possesses a unique background as a marketer, salesman, operations specialist, and technology expert. He has worked extensively in licensing for entertainment, media, technology, consumer products, and business-to-business service companies.

Mr. Sherman began his career in television, holding a variety of operational, analytical, marketing, and financial positions for companies including NBC, Showtime Networks, and AlphaStar Digital Television. He has successfully negotiated and managed licensing agreements for commercial and residential television networks and services. Later, as a consultant, he continued these efforts, creating domestic and international business expansion plans and initiating licensing agreements for clients including PBS, The Business Channel, and many start-up ventures.

As a technologist, Mr. Sherman has worked on the development of satellite television and data services as well as leading Internet companies. He devised and implemented plans for content licensing, structured corporate operations, defined pricing models, and licensed out software and hardware products.
Additionally, Mr. Sherman has worked extensively in the DRTV and ecommerce arena, licensing new consumer products and bringing them to market. Mr. Sherman is a graduate of the Cornell University School of Electrical Engineering.

Robert Greener, President, Secretary and Director

Mr. Greener has been practicing law for eighteen years. During this time he has built a as an Intellectual Property specialist. By representing corporations, manufacturers, musicians, producers of music, plays and movies, celebrities, athletes, artists, and inventors. Mr. Greener has had dealings with all parties that would likely be involved in a licensing deal. Exposure to these individuals and entities provided Mr. Greener to the inner workings of licensing which prompted him to get more involved in this area.

Additionally, Mr. Greener is well versed in a wide array of fields of law. His practice includes the areas of Entertainment Law, Copyrights and Trademarks, Commercial and Transactional Law, Corporate Law and Commercial Litigation. He is a member of the New York State Entertainment, Sports, and Publishing Bar Association.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial Statements of R&R Licensing Holdings. Inc. are attached hereto.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

     Stock Purchase Agreement and Share Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Americana Distribution, Inc.

                                    By: /s/ Donna Silverman
                                    --------------------------
                                    DONNA SILVERMAN
                                    President and CEO

Dated: April 7, 2006

                          R & R LICENSING HOLDINGS INC.


                              FINANCIAL STATEMENTS

                                December 31, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholders R & R
Licensing Holdings Inc.


We have audited the accompanying balance sheet of R & R Licensing Holdings Inc. (a Development Stage Company) as of December 31, 2005, and the related statement of operations, changes in stockholders' equity and cash flows for the period November 30, 2005 (date of inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibilty is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R & R Licensing Holdings Inc. at December 31, 2005 and the results of its operations and cash flows for the period then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that R & R Licensing Holdings Inc. (a Development Stage Company) will continue as a going concern. As more fully described in Note 1, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Kempisty & Company
-----------------------
Kempisty & Company
Certified Public Accountants PC
New York, New York
February 9, 2006

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                                  BALANCE SHEET


                                December 31, 2005


                                                   ASSETS
   Current Assets
   Cash                                                       $             250
                                                              -----------------
     Total Current Assets                                                   250
   Due from affiliate (Note 3)                                            1,000
   Deferred note issuance expense                                        26,000
                                                              -----------------
        TOTAL ASSETS                                          $          27,250
                                                              -----------------
      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)          $          10,000

Current Liabilities
   Note payable (Note 4)
   Accrued expenses                                                      45,500
   Accrued payroll (Note 5)                                              72,000
   Loan payable shareholder (Note 6)                                      9,750
   Accrued interest                                                       2,834
                                                              -----------------
     Total Current Liabilities                                          140,084
Commitments and contingencies (Note 8)

Stockholders' (deficit)
   Common stock, no par value, 200 shares authorized,
      200 shares issued and outstanding (Note 7)                            250
   Deficit accumulated during the development stage                    (113,084)
                                                              -----------------
Total Stockholders' (Deficit)                                          (112,834)
                                                              -----------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)     $          27,250
                                                              -----------------


                       See Notes to Financial Statements.
                                       F-2

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
    For the period November 30, 2005 (date of inception) to December 31, 2005





  Revenues:                                                $                  -
                                                           --------------------
               Total Revenues                                                 -
                                                           --------------------
  Expenses:                                                              74,447
  Employee compensation and benefits
   Legal                                                                 12,000
   Rent                                                                  10,373
   Audit                                                                  5,000
   Consulting                                                             5,000
   Selling and administrative                                             3,430
   Interest expense                                                       2,834
                                                           --------------------
            Total Expenses                                              113,084
                                                           --------------------

Loss from operations                                                   (113,084)
Provision for income taxes (Note 8)
                                                           --------------------
Net loss                                                   $           (113,084)
                                                           --------------------
Basic and diluted earnings per share                       $            (452.34)
                                                           --------------------
Weighted average shares outstanding                                         250
                                                           --------------------



                       See Notes to Financial Statements.
                                       F-3

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
    For the period November 30, 2005 (date of inception) to December 31, 2005


  Operating Activities
   Net income (loss)                                                         (113,084)
   Adjustments to reconcile net loss to net cash
     used by operating activities:
   Changes in operating assets and liabilities:
   Increase in deferred note issuance expense                                 (26,000)
   Increase in accrued expenses                                                45,500
   Increase in accrued interest                                                 2,834
   Increase in accrued payroll                                                 72,000
                                                                    -----------------
   Net cash used by operating activities of continuing operations             (18,750)
Investing Activities
   Payments for affiliate                                                      (1,000)
                                                                    -----------------
   Net cash used by investing activities                                       (1,000)
                                                                    -----------------
Financing Activities
   Proceeds of short term loan                                                 10,000
   Purchase of stock by founders                                                  250
   Loan from shareholder                                                        9,750
                                                                    -----------------
   Net cash provided by financing activities                                   20,000
                                                                    -----------------
   Increase (decrease) in cash                                                    250
   Cash at beginning of period
                                                                    -----------------
   Cash at end of period                                            $             250
                                                                    =================

Supplemental Disclosures of Cash Flow Information:
  Cash paid during year for:
   Interest                                                         $               -
                                                                    =================
   Income taxes                                                     $               -
                                                                    =================

                       See Notes to Financial Statements.
                                       F-

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
    For the period November 30, 2005 (date of inception) to December 31, 2005




                                                                          Deficit Accumulated
                                            Common Stock                       During the
                                    Shares                Amount           Development Stage              Totals
                                --------------       --------------      ---------------------     --------------------
Balances at
 November 30, 2005
 (Date of inception)                       -
                                                     $           -       $                  -      $                 -
Stock purchased by
 founders                                200                   250                          -                      250

Net loss                                   -                     -                   (113,084)                (113,084)
                                --------------       --------------      ---------------------     --------------------
Balances at
 December 31, 2005                       200         $         250       $           (113,084)     $          (112,834)
                                ==============       ==============      =====================     ====================

                       See Notes to Financial Statements.

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2005


Note 1- NATURE OF BUSINESS

     R & R Licensing Holdings Inc. (the "Company") was incorporated in New York State on November 30, 2005 as a license and royalty management company. The Company's main focus is the implementation and expansion of comprehensive licensing programs designed to maximize royalty income for its clients. The Company manages all aspects of royalty collection and distribution for its clients and sells licenses on their behalf.


     GOING CONCERN

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The amounts of assets and liabilities in the financial statements do not purport to represent realizable or settlement values. However, the Company has incurred' an operating loss of approximately $113,000, has negative working capital of approximately $140,000 and a capital deficiency of approximately $113,000. These factors may impair its ability to obtain additional financing.


     This factor raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company has met its working capital requirements from the sale of common stock, shareholder and non-shareholder loans. However, there can be no assurance that such financial support shall be ongoing or available on terms or conditions acceptable to the Company.


Note 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.


     EARNINGS PER SHARE



     The Company computes earnings per share in accordance with Statement of Accounting Standards No. 128, "Earnings per Share ("SFAS No. 128"). Under the provisions of SFAS No. 128, basic earnings per share is computed by dividing the net income (loss) for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing the net income (loss) for the period by the weighted average number of common and potentially dilutive common shares outstanding during the period. There were no potentially dilutive common shares outstanding during the period.

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2005



Note 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     USE OF ESTIMATES


     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.


     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company considers that the carrying amount of financial instruments, including due from affiliates, accounts payable, accrued expenses and loan payables approximates fair value because of the short maturity of these instruments.

     RECENT ACCOUNTING PRONOUNCEMENTS

     The   Company   does  not  expect  the   adoption   of  recent   accounting
     pronouncements to have any material impact on its financial condition or results of operations

Note 3- DUE FROM AFFILIATE


     The amount represents an advance to R & R Licensing Holdings Inc, a company owned by the officers of the Company. The advance does not bear interest and has no definite terms of repayment.


Note 4- NOTE PAYABLE


     On November 1, 2005 an affiliated company borrowed on behalf of the Company $10,000 and agreed to pay back $12,000 from the proceeds of the Company's bridge fimding. The interest expense of $2,000 is being amortized over the life of the loan. $1,500 was recorded as interest expense in 2005.

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2005


Note 5- RELATED PARTY TRANSACTIONS


     Effective December 1, 2005, the Company has authorized, as part of its shareholders' agreement, that each of the officers, who are the only shareholders, receive annual salaries of $250,000 each, As of December 31, 2005, $72,000 has been accrued for salaries and the related payroll tax expense.


     A Company owned by the officer-shareholders of the Company holds the lease to the company's premises (See Note 8).


     The Company has entered into a consulting agreement with a company owned by its officer-shareholders (See Note 10).


Note 6- LOAN PAYABLE - SHAREHOLDER

     The loan payable - shareholder is for expenses paid by the shareholder on behalf of the Company. Additionally, the Company agreed to pay the shareholder $2,000 in interest plus the loan balance upon the receipt of the proceeds of a bridge loan on January 6, 2006. The Company charged $1,334 to interest expense in 2005.


Note 7- COMMON STOCK

     On December 1, 2005 the Company issued 200 shares of its common stock to its founders for $250 in cash.


'Note 8- COMMITMENTS AND CONTINGENCIES

     Office space is provided by R & R Licensing, Ltd. ("Ltd") and Greener & Blank LLP, companies owned by the shareholders' of the Company, who holds the lease for the premises used by the Company. Under the terms of a consulting agreement (See Note 9), the Company reimburses the rent to its affiliated companies or pays the rent directly to the landlord. During 2005, the Company charged $10,373 to rent expense.


     On December 31, 2005, the Company entered into a nine month consulting agreement with an outside business consultant for $5,000 per month. Additionally, as defined in the agreement, the consultant will receive additional equity compensation, upon the filing of a registration statement and additional cash compensation for its introduction to equity or debt based financing sources. The consultant has the option to take the monthly fee in Company stock per a formula defined in the agreement.

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2005

Note 9- INCOME TAXES


     The components of the Company's tax provision as of December 31, 2005 were as follows:

     Current income tax (benefit)                                                                $          (49,000)
     Deferred income tax expense                                                                             49,000
                                                                                                 -------------------
                                                                                                 $
                                                                                                 ===================
     The reconciliation of the income tax computed at the U.S. Federal statutory rate to income tax expense for the period ended December 31, 2005:

     Tax expense (benefit) at Federal rate (34%)                                                 $          (38,000)
     State and local income tax, net of Federal benefit                                                     (11,000)
     Change in valuation allowance                                                                           49,000
                                                                                                 -------------------
     Net income tax (benefit) allowance                                                          $
                                                                                                 -------------------


     Utilization of the Company's net operating loss carryforwards are limited based on changes in ownership as defined in Internal Revenue Code Section
     382.


     Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes. The
     Company's deferred income tax assets and liabilities consist of the following:

     Net operating loss carryforward                                                             $           49,000
                                                                                                 -------------------
     Deferred tax assets                                                                                     49,000
     Valuation allowance                                                                                    (49,000)
                                                                                                 -------------------
     Net Deferred tax assets                                                                     $                -
                                                                                                 ===================

     Net operating loss carryforwards totaled approximately $112,000 at December 31, 2005. The net operating loss carryforwards will begin to expire in the year 2025 if not utilized. After consideration of all the evidence, both positive and negative, management has recorded a valuation allowance at December 31, 2005 due to uncertainty of realizing the deferred tax assets.

                          R & R LICENSING HOLDINGS INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2005



Note 10- SUBSEQUENT EVENTS

     On December 30, 2005, the Company agreed to issue a $135,000, 12% note payable due two years from the date the note is funded or January 6, 2008. Interest accrues from the date of funding. The note is secured by a lien on all the assets of the Company and all the shares of the Company held by its stockholders. The loan will be paid beginning six months from the closing date, the Company shall pay to the investor principal and interest based upon a 36 month amortization schedule. At maturity, the Company shall pay a balloon payment equal to the remaining principal and interest then outstanding.


     On January 5, 2006, the Company and LTD, a company owned by the officers of the Company, agreed that the Company would consult with and advise LTD as to its Intellectual Property and Brand Acquisitions. As part of the agreement the Company will pay all reasonable costs of the operations of LTD. These costs are to be deducted from royalties received by the Company as defined in the agreement, after the Company receives 15% of royalties for its services. The agreement is for one year or until the bridge loan above is paid, whichever is longer. During 2005, the Company paid $12,683 for LTD operating costs.


     On January 5, 2006, Americana Licensing, Inc. ("Americana") and the Company agreed that Americana will manage and operate the Company's business on the Company's behalf for one year or until the bridge loan above is paid, whichever is longer.


     On January 6, 2006 the shareholders of the Company and Americana agreed to exchange all of the shares of the Company shares issued and outstanding for 80% of the issued and outstanding shares of Americana. The exchange is to take place by May 31, 2006.